SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 15, 2002

COMPUTER NETWORK TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-139944	41-1356476

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6000 Nathan Lane North, Minneapolis, MN 55442

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (763) 268-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
EX-10.2 Amended/Restated 1999 Stock Award Plan
EX-10.13 Amended/Restated 1992 Stock Purchase Plan
EX-99.1 Press Release

Item 5. Other Events.

Press Release Regarding Acquisition of Business Impact Technology Solutions Limited

     Computer Network Technology Corporation, a Minnesota corporation (the “Company”) acquired all of the issued and outstanding capital stock of Business Impact Technology Solutions Limited, a company incorporated under the laws of England and Wales (“BI-Tech”). BI-Tech is a provider of storage management solutions and services. The purchase price was approximately $12 million in cash, plus possible incentive payments based on upon earnings over the next two years. On June 24, 2002, the Company issued a press release announcing the closing of the stock purchase. A copy of the press release is filed as Exhibit 99.1, and is incorporated herein by reference.

     The words “may,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential” or “continue” and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of certain risk factors, including but not limited to (i) competitive factors, including pricing pressures; (ii) variability in quarterly sales; (iii) economic trends generally and in various geographic markets; (iv) the status of our strategic relationships; (v) unanticipated risks associated with introducing new products and features; (vi) technological change affecting our products; and (vii) other events and other important factors disclosed previously and from time to time in our filings with the United States Securities and Exchange Commission. We assume no obligation to update any forward-looking statements. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Approval of 2002 Stock Award Plan

     On June 25, 2002, the Shareholders of the Company approved the 2002 Stock Award Plan (the “2002 Stock Plan”). A copy of the 2002 Stock Plan is filed as Exhibit 10.14 to Form 10-K for the Year Ended January 31, 2002, and is incorporated herein by reference.

Amendment to 1992 Employee Stock Purchase Plan.

     On June 25, 2002, the Shareholders of the Company approved an amendment to the Company’s 1992 Employee Stock Purchase Plan (the “1992 Plan”) which increased the number of shares issuable under the 1992 Plan by 400,000 to 1,500,000. A copy of the Amended and Restated 1992 Plan is attached hereto as Exhibit 10.13, and is incorporated herein by reference.

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Amendment to 1999 Non-Qualified Stock Award Plan

     On June 15, 2002, the Board of Directors of the Company approved an amendment to the Company’s 1999 Non-Qualified Stock Award Plan (the “1999 Plan”) which increased the number of shares issuable under the 1999 Plan by 500,000 to 3,730,000. A copy of the Amended and Restated 1999 Plan is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

10.2	Amended and Restated 1999 Non-Qualified Stock Award Plan

10.13	Amended and Restated 1992 Employee Stock Purchase Plan

10.14	2002 Stock Award Plan (Incorporated by reference to Exhibit 10.14 to Form 10-K for the Year Ended January 31, 2002)

99.1	Press Release of Computer Network Technology Corporation, dated June 24, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	June 26, 2002	COMPUTER NETWORK TECHNOLOGY CORPORATION

		By	/s/ Gregory T. Barnum
Gregory T. Barnum Chief Financial Officer

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EXHIBIT INDEX

     10.2        Amended and Restated 1999 Non-Qualified Stock Award Plan

     10.13      Amended and Restated 1992 Employee Stock Purchase Plan

     10.14      2002 Stock Award Plan (Incorporated by reference to Exhibit 10.14 to Form 10-K for the Year Ended January 31, 2002).

     99.1        Press Release of Computer Network Technology Corporation, dated June 24, 2002.

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